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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report     (Date of earliest event reported) June 27, 2002
                                                     ---------------------



                            News Communications, Inc.
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             (Exact name of Registrant as Specified in its Charter)


               Nevada                             0-18299                               13-3346991
               ------                             --------                              ----------
    (State or Other Jurisdiction                (Commission                           (IRS Employer
         of Incorporation)                      File Number)                         Identification No.)


2 Park Avenue, Suite 1405, New York, New York                   10016
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code            (212) 689-2500
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         News Communications, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1, on June 27, 2002 announcing that Hollinger International Inc. ("Hollinger") has acquired an interest in the Company from James A. Finkelstein, the Company's President and Chief Executive Officer. Under the transaction, Mr. Finkelstein and Hollinger formed a limited liability company into which Mr. Finkelstein contributed all of his equity interests in the Company. The press release is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) and (b) Not Applicable

                  (c) Exhibit. The following exhibit is filed with this -------- report:

                  99.1 Press Release, dated June 27, 2002, of News Communications, Inc.


                         [Signature on following page.]



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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NEWS COMMUNICATIONS, INC.


Date:             June 27, 2002                 By: /s/ James A. Finkelstein
      ---------------------------------            -----------------------------
                                                  James A. Finkelstein
                                                  President and Chief Executive
                                                  Officer








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